SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 1997


                       KIDDIE ACADEMY INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


      DELAWARE                         1-4052               52-1938283
(State or other jurisdiction of      (Commission File      (IRS Employer
incorporation or organization)        Number)              Identification No.)



                108 Wheel Road, Bel Air, Maryland              21015
          (Address of principal executive offices)           (Zip Code)


  Registrant's telephone number, including area code:            (410) 515-0788


                                      N/A

         (Former name or former address, if changed since last report)



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Item 5.  Other Events

On May 20, 1997, Kiddie Academy International, Inc. (the "Company") issued a press release which stated that a private placement equity financing to address the Company's capital needs has not been successful. As a result thereof and the deterioration of the Company's financial position, unless necessary additional financing is immediately identified, the Company faces a serious liquidity problem. The Board is actively considering all of its alternatives with respect to this problem.

In addition, the Company was previously notified by the Boston Stock Exchange that the Company does not meet the $500,000 maintenance requirement for shareholder's equity. The Company was granted an extension until May 23, 1997 to prove that its shareholder's equity is in compliance with the Boston Stock Exchange's minimum requirement. As a result of the Company's failure to consummate the private placement equity financing, the Company will not be able to meet this requirement and the Boston Stock Exchange has indicated to the Company that it intends to suspend trading and file for delisting with the Securities and Exchange Commission.

Item 7.  Exhibits

Exhibit No.                                          Description
     99............................................... Press Release

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Kiddie Academy International, Inc.



May 23, 1997                                  By:  /s/ Angelo D. Bizzarro
                                                 ------------------------
                                                       Angelo D. Bizzarro, CEO

                                 EXHIBIT INDEX


Exhibit No.                                                      Description

99...............................................................Press Release

May 20, 1997                                            Contact:  Guy A. Matta
                                                        Chief Financial Officer
                                                        (410) 515-0788, ext. 215



                                 PRESS RELEASE



         Kiddie Academy International, Inc. announced today that a private placement equity financing to address the Company's capital needs has not been successful. As a result thereof and the deterioration of the Company's financial position, unless necessary additional financing is immediately identified, the Company faces a serious liquidity problem. The Board is actively considering all of its alternatives with respect to this problem.

         The Company operates and franchises educational based child care centers under the name Kiddie Academy Child Care Learning Centers. The Company also operates a wholesale and retail school supply and equipment distribution business under the name Kid's Craft. The Kiddie Academy system currently consists of 20 Company-owned centers and 36 franchise centers.